UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 2, 2007
Lodgian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14537	52-2093696

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3445 Peachtree Road, NE, Suite 700, Atlanta,
Georgia		30326

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 404-364-9400
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
This amendment on Form 8-K/A is being filed for the purpose of filing the attached Exhibits 10.1 and 10.2, which are the forms of Restricted Stock Award Agreement that the Lodgian Compensation Committee approved on March 2, 2007, and which relate to the awards disclosed in the Company’s Form 8-K Report filed on February 1, 2007, which was corrected on Form 8-K/A filed on February 20, 2007.
Item 9.01. Financial Statements and Exhibits.
     (c ) The following Exhibits are filed with this report:
          Exhibit 10.1 Form of Restricted Stock Award Agreement for Employees of Lodgian, Inc.
          Exhibit 10.2 Form of Restricted Stock Award Agreement for Non-Employee Directors of Lodgian, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lodgian, Inc.
March 5, 2007	By:	Daniel E. Ellis
		Name:	Daniel E. Ellis
		Title:	Senior Vice President, General Counsel & Secretary

Exhibit Index
Exhibit 10.1 Form of Restricted Stock Award Agreement for Employees of Lodgian, Inc.
Exhibit 10.2 Form of Restricted Stock Award Agreement for Non-Employee Directors of Lodgian, Inc.